UNITED STATES
                     SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C.

                                 FORM 8-K

                               CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of Earliest event reported):  December 3, 2004

                         EPOCH HOLDING CORPORATION
            ____________________________________________________
           (Exact name of registrant as specified in its charter)


Delaware                              1-9728                 20-1938886
____________________________  ________________________  __________________
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)

667 Madison Avenue, 2nd Floor, New York, NY                  10021
___________________________________________                 ________
Address of principal executive offices                      Zip Code

Registrant's telephone number, including area code:  212-303-7200

                          J NET ENTERPRISES, INC.
                        4020 Lake Creek Drive, #100
                           Wilson, Wyoming 83014
                               (307) 739-8603
        ____________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Definitive Material Agreement
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

On December 3, 2004, Epoch Holding Corporation (the "Company") completed its merger (the "Merger") with J Net Enterprises, Inc. ("J Net") pursuant to an Agreement and Plan of Merger . In connection with the Merger, the Company succeeded to the business and operations and all of the assets and liabilities of J Net and J Net's separate existence as a Nevada corporation ceased on such date. The articles of incorporation and bylaws of the Company are attached as exhibits to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibits

2.1  Agreement and Plan of Merger
3.1  Articles of Incorporation
3.2  Bylaws

                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EPOCH HOLDING CORPORATION

                                        /s/ Mark E. Wilson
                                        _________________________
                                        Name:  Mark E. Wilson
                                        Title: Chief Financial Officer

Date:  December 7, 2004


                             INDEX TO EXHIBITS

Exhibit No.         Description

2.1  Agreement and Plan of Merger
3.1  Articles of Incorporation
3.2  Bylaws